SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

Evergreen Ultra Short Opportunities Fund (the "Fund")

I.              In the prospectus, the first sentence of the Fund's investment strategy now reads as follows:

                The Fund currently invests primarily, and may invest substantially all of its assets, in commercial and residential fixed and variable rate mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and other mortgage-related investments.

February 9, 2006

II.            At a meeting of the Fund's shareholders on March 31, 2006, shareholders of record as of   January 31, 2006 voted to approve the following revision regarding the Fund's concentration policy which was presented to shareholders in a proxy statement dated February 15, 2006.

                As revised, the policy entitled "2. Concentration" set forth in the section entitled "INVESTMENT POLICIES -- Fundamental Investment Restrictions" in part one of the Fund's Statement of Additional Information now reads as follows:

2.      Concentration (Excluding Ultra Short Opportunities Fund)

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

2a.    Concentration (Ultra Short Opportunities Fund only)

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets, taken at market value, in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

                In connection with the foregoing, the Fund's prospectus now includes the following additional disclosure under the section entitled "RISK FACTORS":

An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. A Fund may be vulnerable to any financial, economic, political or other developments in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

April 3, 2006	575054 RV2 (4/06)